Brean Murray Securities, Inc. Investor Presentation February 1, 2005 EXHIBIT 99.1

FORWARD LOOKING STATEMENTS Statements contained in this Presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

COMPELLING INVESTMENT OPPORTUNITY Pan-American financial institution with market share dominance and strong brand recognition Strong growth fundamentals and market demographics Diverse revenue sources Strong management team Stock trades at discount to U.S. peers

Note: All calculations from 12/31 to 12/31/04 including dividend and dividend reinvestments Best in Class Returns to Shareholders Stock Price Appreciation Total Return Including Dividend 1,198% 469% 291%

REPORTED HISTORICAL EPS (US $) * Based on IBES consensus estimates Ten-Year CAGR: 14.76% Projected Long-Term Growth of 12% vs. Peer Median of 10%* Projected Long-Term Growth of 12% vs. Peer Median of 10%*

POPULAR AT A GLANCE Founded in 1893 Diversified financial services and transactions processing company. Operations in Puerto Rico, the Caribbean, the mainland United States and Central America. Largest Puerto Rican financial institution and 4th largest bank in Latin America. Largest Hispanic bank in the United States. 27th largest U.S. bank holding company (as of 9/30/04). Leader in ATH/POS electronic data processing with Caribbean. $44.4 billion in assets, $20.6 billion in deposits and $3.1 billion of equity as of 12/31/04.

POPULAR'S STRATEGIC OBJECTIVES POPULAR'S STRATEGIC OBJECTIVES Puerto Rico Strengthen our competitive position in our main market by offering the best and most complete financial services in an efficient and convenient manner. Our services will respond to the needs of all segments of the market in order to earn their trust, satisfaction and loyalty. United States Expand our franchise in the United States by offering the most complete financial services to the communities we serve while capitalizing on our strengths in the Hispanic market. Processing Provide added value by offering integrated technology solutions and transaction processing. Continue to deliver best in class returns to our shareholders

PUERTO RICO HIGHLIGHTS 2003 Gross domestic product (GDP) $74.4 billion - (1.9% growth) Distribution of GDP: Manufacturing 33% - Government 28% - Services 25% Tourism 7% - Construction 7% Population - 3.9 million (2003 estimate) Puerto Rico is subject to the U.S. Judicial system and courts Nationality and currency are U.S. All Puerto Rican public companies trade in U.S. markets and are subject to U.S. regulatory institutions Country Risk = U.S. Risk

BANCO POPULAR DE PUERTO RICO Leading financial institution on the island Largest banking network with 192 local branches 23.6% market share in loans (09/30/04) 32.4% market share in deposits (9/30/04)* $23.8 billion in assets as of 12/31/04 $13.7 billion in deposits as of 12/31/04 4,908 employees as of 12/31/04 * Excludes brokered deposits

Non-Banking Subsidiaries as of 12/31/04 PUERTO RICO FORTRESS PUERTO RICO FORTRESS $21.8 MM Annual Revenues 2 Offices & Presence at some BPPR branches 166 Employees $1.4 Billion Annual Originations in 2004 $1,054 Million in Total Assets 30 Offices 446 Employees $7.4 Billion in Deals during 2004 $4.2 Billion Assets under Management 8 Offices Retail presence at all BPPR branches (46 Rep's.) 117 Employees $196 Million in Total Assets 38 Offices 284 Employees $1,537 Million in Total Assets 18 Branches 392 Employees $3.3 Billion Assets under Management (Division of BPPR) Annual Revenues - $8.1 Million Annual Revenues - $8.1 Million

UNITED STATES MAINLAND OPERATIONS Popular operates 128 banking branches on the mainland in NY, CA, TX, NJ, FL and IL (including 8 branches from Kislak acquisition), 181 Popular Financial Holding (Equity One) offices in 26 states, 120 Popular Cash Express stores in 6 states and 15 leasing offices in 8 states. Our presence is concentrated in the fastest growing markets in the U.S. and we successfully target the attractive Hispanic demographic. Among the top lenders under Small Business Administration (SBA) Program. Total assets in the mainland amounted to $19.2 billion as of 12/31/04 representing approximately 43% of total corporate assets.

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Popular Targets the Faster Growing Markets in the U.S. Growth in Hispanic Population** (in millions) NY Metro Chicago and Area Southern California Florida Texas * Claritas projections for 2006 ** Census Bureau figures Popular is a Differentiated Play Driven by Dramatic Growth in the Hispanic Population... ....And Benefits from a Concentrated Hispanic Presence in Target Markets* ....And Benefits from a Concentrated Hispanic Presence in Target Markets* ....And Benefits from a Concentrated Hispanic Presence in Target Markets* ....And Benefits from a Concentrated Hispanic Presence in Target Markets* ....And Benefits from a Concentrated Hispanic Presence in Target Markets* ....And Benefits from a Concentrated Hispanic Presence in Target Markets* ....And Benefits from a Concentrated Hispanic Presence in Target Markets* ....And Benefits from a Concentrated Hispanic Presence in Target Markets* ....And Benefits from a Concentrated Hispanic Presence in Target Markets*

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PROCESSING Popular is a leader in electronic data processing throughout the Caribbean Basin... throughout the Caribbean Basin... throughout the Caribbean Basin... Serving clients in: Puerto Rico United States Dominican Republic Costa Rica Venezuela Haiti El Salvador Honduras Bermuda Belize Nicaragua $137M Annual revenues 553M Transactions processed 6 Offices 1,600 Employees

PROCESSING STRATEGY Build EVERTEC into a full service 3rd party provider with a dominant presence in the Caribbean basin and significant penetration of the small business merchant processing and US community banking niches. Expand Popular's 20 years of experience in ATH/POS Networks to Central America Penetrate the US market focusing on financial transaction processing and merchant processing Invest significantly in new technology platforms Main initiatives

Continuing Diversification Continuing Diversification Continuing Diversification Revenues by Geographical Area 2004* 1999 Net Income by Business Line 2004* 1999 The "Other" category includes all holding companies and non-banking subsidiaries which provide insurance agency services and reinsurance, retail financial services, broker/dealer and investment banking services, as well as those providing information technology and ATM and data processing services. *YTD Figures as of 9/30/04 as of 9/30/04 as of 9/30/04

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Pan-American Revenue Growth * Revenues exclude $19.7 and $18.7 million in derivative losses for 2001 and 2002, respectively. Seven-Year CAGR (1998 - 2004): 19.15% ($ Millions) ($ Millions) * *

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* Taxable equivalent Solid Financial Performance Net Interest Margin* Return on Equity Popular Peers** **Peers as of 09/30/04 **Peers as of 09/30/04 **Peers as of 09/30/04 **Peers as of 09/30/04

Increasing Non-Interest Income All figures for the quarter ended 12/31/04 ($ thousands) Total Non-Interest Income: $608.8 million 5 Year CAGR 1999 - 2004: 10.30%

Total Loans: $28.7 billion (65% of total assets as of 12/31/04) 5 Year CAGR 1999 - 2004: 14.03% Loan Portfolio All figures as of 12/31/04 All figures as of 12/31/04

Asset Quality (1) Asset Quality (1) (1) Ratios assuming standard industry practice (2) In 2002, 2003 & 2004, residential mortgages represented 48%, 51% and 64% of NPA, respectively. Recalculating Credit Quality Ratios Excluding Residential Mortgages and FASB 114 Assets Mortgages and FASB 114 Assets Mortgages and FASB 114 Assets

Funding Composition Deposit Composition** Total Funding Composition* *Figures as of 12/31/04 **Figures as of 9/30/04 **Figures as of 9/30/04 **Figures as of 9/30/04

All figures as of 9/30/04 Leverage Tier 1 Total Capital 8.91 7.12* 5.00 10.62 11.79 12.09 10.00 6.00 8.00 4.00 4.00 7.42 Capital Position *7.97% if normalizing Investment Portfolio to 21% of Assets

Popular Represents a Compelling Opportunity for Investors Seeking a Growth Financial Services Company Strong Growth Fundamentals and Market Demographics Pan-American Financial Institution With Market Share Dominance & Strong Brand Recognition Diverse Revenue Sources Strong geographic diversification, consisting of Puerto Rico, the U.S. and the Caribbean; Nearly 1/3 of revenue is generated within the U.S. Largest financial institution in Puerto Rico and largest Hispanic bank in the U.S. Strong brand recognition in Puerto Rico and Hispanic communities in the U.S. Leading niche mortgage lender in the U.S. through Equity One subsidiary Leader in ATH/POS services and electronic data processing throughout Caribbean Diverse business mix including retail banking, commercial, mortgage and auto lending, electronic data processing, insurance, asset management and investment banking Projected L/T growth rate faster than peer group average (12% vs. 10%)* 5 year CAGR for core EPS significantly exceeds peers (15.4% vs. 9.8%) Targeted Hispanic population represents one of the fastest growing segments in the U.S, with market demographics well above national averages Continued plans for U.S. expansion within existing attractive footprint Proven track record of delivering strong financial performance Focused on continued EPS growth through U.S. and Caribbean expansion initiatives, and maintenance of competitive position in Puerto Rico History of effectively utilizing excess capital and successfully implementing strategic goals Healthy asset quality supported by prudent underwriting and management oversight Strong Management Team Stock Trades at a multiple comparable to U.S. Peers Popular trades at a multiple comparable to that of its U.S. peers, despite its faster long-term projected growth rate Puerto Rican banks typically trade at a discount to U.S. peers as investor misconceptions of Puerto Rico often overshadow the superior shareholder value generated Low institutional investor visibility Lack of equity research coverage * Based on IBES consensus estimates